AMENDMENT NUMBER 1 TO FORMATION AGREEMENT


     AMENDMENT NUMBER 1 TO FORMATION AGREEMENT (the "Amendment") dated as of March 31, 1999, by and among Cellco Partnership, a Delaware general partnership doing business as Bell Atlantic Mobile ("BAM"), the Transferring Partnerships listed on the signature pages hereto, Crown Castle International Corp., a Delaware corporation ("Bidder"), and CCA Investment Corp., a Delaware corporation ("Bidder Member").

                                   BACKGROUND

     A. BAM, Bidder, Bidder Member and the Transferring Partnerships are parties to a Formation Agreement dated as of December 8, 1998. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Formation Agreement.

     B. BAM, Bidder, Bidder Member and the Transferring Partnerships desire to make certain amendments to the Formation Agreement and are entering into this Amendment for that purpose.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Bidder Contributed Cash. Among other things, the Formation Agreement provides that: (a) in connection with the formation of OpCo, Bidder Member will contribute the Bidder Contributed Cash ($250,000,000 in cash) in exchange for the Bidder OpCo Interest, (b) in connection with the formation of HoldCo Sub, Bidder Member will contribute the Bidder OpCo Interest to HoldCo Sub in exchange for the Bidder's interest in HoldCo Sub, (c) immediately prior to the formation of HoldCo, OpCo will distribute $200,000,000 of the Bidder Contributed Cash to HoldCo Sub and retain $50,000,000 of the Bidder Contributed Cash for working capital and capital expenditure purposes, (d) in connection with the formation of HoldCo, Bidder Member will contribute the Bidder HoldCo Sub Interest and the Bidder Contributed Shares to HoldCo in exchange for the Bidder HoldCo Interest, and (e) immediately after Closing, HoldCo Sub will distribute $200,000,000 in cash to HoldCo and HoldCo will then immediately make the Contributed Cash Distribution ($200,000,000 in cash) to BAM and the Transferring Partnerships.

     BAM, Bidder, Bidder Member and the Transferring Partnerships desire to amend the relevant provisions of the Formation Agreement that cover the foregoing formation steps to provide that: (i) in connection with the formation of OpCo, Bidder Member will contribute $50,000,000 in cash (the "Bidder Contributed Cash to OpCo") in exchange for the Bidder OpCo Interest, (ii) in connection with the formation of HoldCo Sub, Bidder Member will contribute the Bidder OpCo Interest in exchange for the Bidder HoldCo Sub Interest, (iii) in connection with the formation of HoldCo, Bidder Member will contribute the Bidder HoldCo Sub Interest, the Bidder Contributed Shares and $200,000,000 in cash (the "Bidder Contributed Cash to HoldCo"; and, together with the Bidder Contributed Cash to OpCo, the "Bidder Contributed Cash") in exchange for the Bidder HoldCo Interest, and (iv) immediately after Closing, HoldCo will make the Contributed Cash Distribution ($200,000,000 in cash) to BAM and the Transferring Partnerships.

     Accordingly, the following amendments to the Formation Agreement are hereby made to effectuate the foregoing:

          (A) Clauses (ii), (vi) and (vii) of the third sentence of the Preamble to the Formation Agreement are amended and restated as follows:

          "(ii) cause Bidder Member to contribute $50,000,000 in cash (the "Bidder Contributed Cash to OpCo") to OpCo in exchange for membership interests in OpCo;

          (vi) [intentionally omitted];

          (vii) thereafter, contribute their membership interests in HoldCo Sub to a newly organized Delaware limited liability company named Crown Atlantic Holding Company LLC ("HoldCo") and, in addition, Bidder Member will contribute the Bidder Contributed Shares (hereinafter defined) and $200,000,000 in cash (the "Bidder Contributed Cash to HoldCo") to HoldCo in exchange for membership interests in HoldCo;"

          (B) The defined term "Bidder Contributed Cash" in Article 1 of the Formation Agreement is amended and restated as follows:

          "`Bidder Contributed Cash' means the Bidder Contributed Cash to OpCo and the Bidder Contributed Cash to HoldCo."

          (C) The following defined terms are added to Article 1 of the Formation Agreement, immediately after the defined term "Bidder Contributed Cash" therein:

          "`Bidder Contributed Cash to HoldCo' is defined above in the preamble.

          `Bidder Contributed Cash to OpCo' is defined above in the preamble."

          (D) The words "Bidder Contributed Cash" in clause (i) of Section 2.1 of the Formation Agreement are deleted and the words "Bidder Contributed Cash to OpCo" are inserted in their place.

          (E) The words "Bidder Contributed Cash" in Section 2.4 of the Formation Agreement are deleted and the words "Bidder Contributed Cash to OpCo" are inserted in their place.

          (F) Section 3.4 of the Formation Agreement is amended and restated in its entirety as follows:

          "3.4 Contributed Cash Distribution. At the Closing, immediately after the formation of HoldCo pursuant to Section 3.5 hereof, HoldCo shall distribute $200,000,000 in cash to BAM and the Transferring Partnerships (such distribution by HoldCo to BAM and the Transferring Partnerships is referred to herein as the "Contributed Cash Distribution", and, together with the Financing Distribution, is referred to herein as the "BAM Capital Distribution"), which Contributed Cash Distribution shall be apportioned between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth


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

          on Exhibit A-1."

          (G) The third sentence of the first paragraph of Section 3.5 of the Formation Agreement is amended and restated in its entirety as follows:

          "Bidder Member shall contribute to HoldCo (a) the Bidder HoldCo Sub Interest, free and clear of all Encumbrances, (b) 15,597,783 shares of validly issued, fully-paid and non-assessable shares of Common Stock of Bidder, subject to appropriate adjustment for stock splits, dividends, reclassifications and similar changes in the capital stock of Bidder occurring after the date of this Agreement but prior to Closing (the "Bidder Contributed Shares"), free and clear of all Encumbrances, and (c) the Bidder Contributed Cash to HoldCo, in exchange for the issuance by HoldCo to Bidder Member of a 62.3 Percentage Interest in HoldCo (the "Bidder HoldCo Interest")."

          (H) The words "Bidder Contributed Cash" in Section 4.2(c) of the Formation Agreement are deleted and the words "Bidder Contributed Cash to OpCo" are inserted in their place.

          (I) Sections 4.2(h) and (i) of the Formation Agreement are amended and restated in their entirety as follows:

          "(h) BAM, the Transferring Partnerships and Bidder Member shall form HoldCo by executing and delivering the HoldCo Operating Agreement and contributing to HoldCo all of their respective interests in HoldCo Sub and by Bidder Member contributing to HoldCo the Bidder Contributed Shares and the Bidder Contributed Cash to HoldCo;

          (i) HoldCo shall deliver to BAM and the Transferring Partnerships the Contributed Cash Distribution by wire transfer of immediately available funds to such accounts as BAM shall specify in writing;"

          (J) The words "Bidder Contributed Cash" in the first sentence of
     Section 4.3 of the Formation Agreement are deleted and the words "Bidder Contributed Cash to OpCo" are inserted in their place. The words "and the Bidder Contributed Cash to HoldCo" are inserted at the end of the first sentence of such Section 4.3.

          (K) Section 8.2.2 of the Formation Agreement is amended and restated in its entirety as follows:

          "8.2.2 Use of Proceeds. HoldCo shall use the Bidder Contributed Cash to HoldCo to make at Closing the Contributed Cash Distribution. HoldCo Sub shall use the proceeds of the Anticipated Financing to make at Closing the Financing Cash Distribution. The Bidder Contributed Cash to OpCo shall be retained in OpCo for working capital and capital expenditure purposes."

     2. Identified Employees. BAM, Bidder, Bidder Member and the Transferring Partnerships have agreed that identifying the employees of BAM who may be hired by OpCo or HoldCo Sub, and the compensation and other benefits to be offered by OpCo and HoldCo Sub, will be dealt with after Closing,


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

and that the Formation Agreement will not contain any representations, warranties, covenants or conditions relating to those issues. Accordingly, the following amendments to the Formation Agreement are hereby made:

          (A) The defined terms "Agreement Regarding Identified Employees" and "Identified Employee" are deleted from Article 1 of the Formation Agreement.

          (B) The words "or the Identified Employees" at the end of the defined term "Tower Related Assets" in Article 1 of the Formation Agreement are deleted.

          (C) Clause (iv) of Section 2.3.4 of the Formation Agreement is amended and restated in its entirety as follows:

          "(iv) except to the extent that such Liabilities are to be assumed by OpCo, as may be set forth in a written agreement between OpCo and BAM, any Liabilities arising prior to or as a result of the Closing to or with respect to any employees, agents or independent contractors of BAM or any of the Transferring Partnerships, whether or not employed by OpCo after the Closing and whether or not arising under any applicable Law, Benefit Plan or other arrangement with respect thereto;"

          (D) The following provisions of the Formation Agreement are deleted in their entirety and the words "[Intentionally Omitted]" are inserted in their place: Sections 5.1.9, 5.1.10, 6.3.2 and 8.6, and clause (c) of
     Section 6.1.2.

     3. Tower Structures Under Construction. The following amendments to the Formation Agreement are hereby made, each of which relates to Tower Structures under construction on Tower Sites as of the Closing:

          (A) The following defined term is added to Article 1 of the Formation Agreement, immediately after the defined term "Tower Structures" therein:

          "`Tower Structures Under Construction' shall mean the Tower Structures identified in subsection (d) of Annex I."

          (B) Clause (viii) of Section 2.3.4 of the Formation Agreement is amended and restated in its entirety as follows:

          "(vii) except to the extent specifically included in the Assumed Liabilities, any and all costs, expenses, payment or performance obligations associated with the completion of construction of the Tower Structures located on Tower Sites to be conveyed hereunder (including, without limitation, the Tower Structures Under Construction), except to the extent that Bidder and BAM have agreed to modifications to such Tower Structures in which case the cost of such modifications shall be included in the Assumed Liabilities, and;"

          (C) Section 5.1.4 of the Formation Agreement is amended by adding the following


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

          sentence at the end of such Section:

          "As regards each of the Tower Structures Under Construction (and Tower Sites related thereto), BAM has received all Governmental Permits necessary to commence the construction of such Tower Structures Under Construction."

          (D) Article 8 of the Formation Agreement is amended to include the following new Section 8.7:

          "8.7 Completion of Tower Structures Under Construction. From and after the Closing, BAM and the Transferring Partnerships shall, at their sole cost and expense, complete construction of all Tower Structures Under Construction. BAM and the Transferring Partnerships shall perform and complete such construction obligations in accordance with existing Governmental Permits and BAM's existing practices, policies and standards relating to the construction of communication tower structures. Notwithstanding the foregoing, Tower Structures Under Construction shall, as of the Closing Date, be subject to the terms and provisions of the Global Lease, and lease Supplements (as defined in the Global Lease) shall be executed effective the Closing Date with respect to all Tower Structures Under Construction."

     4. Delaware Law to Govern. This Amendment shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

     5. Severability. Any provision of this Amendment which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     6. Ratification. Except as specifically modified by this Amendment, all of the provisions of the Formation Agreement are hereby ratified and confirmed to be in full force and effect.

     7. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective permitted successors and assigns.

     8. Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Amendment shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Amendment or any counterpart hereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the date first written.


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

                                       CROWN CASTLE INTERNATIONAL CORP.

                                       By:    /s/ David L. Ivy
                                           -----------------------------------
                                              Name:  David L. Ivy
                                              Title: President

                                       CCA INVESTMENT CORP.

                                       By:    /s/ David L. Ivy
                                           -----------------------------------
                                              Name:  David L. Ivy
                                              Title: President

                                       CELLCO PARTNERSHIP

                                       By: Bell Atlantic Mobile, Inc., its
                                              managing general partner

                                       By:    /s/ A.J. Melone
                                           -----------------------------------
                                              Name:  A.J. Melone
                                              Title: Vice President
                                                     Network Planning and
                                                     Administration

TRANSFERRING PARTNERSHIPS:

ALLENTOWN SMSA LIMITED PARTNERSHIP

By: Bell Atlantic Mobile Systems of Allentown, Inc., its
       managing general partner

       By: Cellco Partnership, its
           managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A. J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration


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



COLUMBIA CELLULAR TELEPHONE COMPANY

By: Cellco Partnership, its managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A.J.Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration

NEW YORK SMSA LIMITED PARTNERSHIP

By: Cellco Partnership, its managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A.J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration

ORANGE COUNTY-POUGHKEEPSIE MSA
LIMITED PARTNERSHIP

By: NYNEX Mobile Limited Partnership 2, its
       managing general partner

       By: Cellco Partnership, its
          managing general partner
              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A.J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration


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

PENNSYLVANIA RSA NO. 6 (II) LIMITED PARTNERSHIP

By: Cellco Partnership, its managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner


              By:   /s/ A.J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration

PITTSBURGH SMSA LIMITED PARTNERSHIP

By: Cellco Partnership, its managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A.J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration

WASHINGTON, DC SMSA LIMITED PARTNERSHIP

By: Cellco Partnership, its managing general partner

              By: Bell Atlantic Mobile, Inc., its
                     managing general partner

              By:   /s/ A.J. Melone
                  ------------------------------------
                    Name:  A.J. Melone
                    Title: Vice President
                           Network Planning and Administration


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